SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2004

Pacifica Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-32385	91-2094365
(Commission File Number)	(IRS Employer Identification No.)

10900 NE Fourth Street, Suite 200

Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

(425) 637-1188

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

PACIFIC BANCORP, INC.

Bellevue, Washington

November 12, 2004

Item 2.02. Results of Operations and Financial Condition

On November 12, 2004, Pacifica Bancorp, Inc. issued a press release announcing third quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated November 12, 2004 announcing third quarter 2004 earnings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICA BANCORP, INC.
(Registrant)

Date: November 12, 2004	By:	/s/ John A. Kennedy
John A. Kennedy
President and Chief Executive Officer

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